UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 8, 2004

FelCor Lodging Limited Partnership

(Exact name of registrant as specified in its charter)

Delaware	333-39595-01	75-2544994

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 E. John Carpenter Frwy., Suite 1300 Irving, Texas	75062

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (972) 444-4900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

During the period January 1, 2004 to June 30, 2004, we, FelCor Lodging Limited Partnership, disposed of six hotels that were not designated as held for sale at December 31, 2003, and we had an additional hotel designated as held for sale at June 30, 2004.

This Form 8-K is being filed to reflect the hotels disposed of between January 1, 2004 and June 30, 2004 that were not designated as held for sale at December 31, 2003 and the hotel held for sale at June 30, 2004 as discontinued operations, pursuant to the requirements of Statement of Financial Accounting Standards (“SFAS”) 144, “Accounting for the Impairment or Disposal of Long Lived Assets,” for the three years ended December 31, 2003, 2002 and 2001, and to reflect the effect of this reclassification on Management’s Discussion and Analysis of Financial Condition and Results of Operations and Selected Financial Data.

In compliance with SFAS 144, we have reported revenues, expenses and gains (losses) on the disposition of these hotels as discontinued operations for the periods presented in our quarterly report on Form 10-Q for the quarterly and six month period ended June 30, 2004. Under SEC guidelines, we are required to make the same reclassification to financial statements for each of the three years shown in our most recent annual report on Form 10-K, if those financial statements are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, even though those financial statements relate to periods prior to the classification of additional hotels as discontinued. This reclassification has no effect on our reported net loss or net loss applicable to common unitholders.

This Report on Form 8-K updates Items 6, 7 and 8 of our annual report on Form 10-K for the year ended December 31, 2003, to reflect the hotels sold during the first six months of 2004 that were not designated as held for sale at December 31, 2003 and the hotel held for sale at June 30, 2004 as discontinued operations. These updated items are filed herewith as Exhibit 99.1. All other items of the annual report on Form 10-K remain unchanged. No attempt has been made to update matters in the annual report on Form 10-K, except to the extent expressly provided above. Readers should refer to our quarterly reports on Form 10-Q for periods subsequent to December 31, 2003.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

     The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit
Number	Description of Exhibit
99.1	Selected Financial Data; Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Financial Statements

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FELCOR LODGING LIMITED PARTNERSHIP
	By:	FelCor Lodging Trust Incorporated
Its general partner

Date: September 29, 2004	By:	/s/Lawrence D. Robinson

Name: Lawrence D. Robinson
Title: Executive Vice President,
General Counsel and Secretary

Index to Exhibits

Exhibits Number	Description
99.1	Selected Financial Data; Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Financial Statements